UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Wave Systems Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 21, 2007

TO THE STOCKHOLDERS OF WAVE SYSTEMS CORP.:

Notice is hereby given that the 2007 Annual Meeting of Stockholders of Wave Systems Corp. (the “Company”) will be held at 4:00 p.m. on Monday, May 21, 2007 at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York, for the following purposes:

1.      To re-elect John E. Bagalay, Jr., Nolan Bushnell, George Gilder, John E. McConnaughy, Jr. and Steven Sprague as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

2.      To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 6,833,333 to 21,500,000, (ii) increase the number of shares of Class A Common Stock that may be granted to a single individual in a year from 166,667 to 500,000 and (iii) extend the termination date thereof from January 18, 2009 to July 1, 2014;

3.      To ratify the action of the Board of Directors in amending the 1994 Non-Employee Directors Stock Option Plan, as amended, to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 333,333 to 1,000,000, (ii) increase amount of the initial and annual option grants to each director thereunder from 4,000 and 3,333, respectively, to 12,000 and 10,000, respectively, and (iii) extend the termination date thereof from January 18, 2009 to July 1, 2014;

4.      To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 9, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Gerard T. Feeney
Lee, Massachusetts	Secretary
April 18, 2007

YOUR VOTE IS IMPORTANT

If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope.

WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS
to be held on May 21, 2007

General

This Proxy Statement is being furnished to the holders of the common stock, $.01 par value per share (the “Common Stock”) of Wave Systems Corp., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of proxies for use at the 2007 Annual Meeting of Stockholders to be held on May 21, 2007 (the “Annual Meeting”) commencing at 4 p.m., at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting are described below in this Proxy Statement.

The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is April 23, 2007.

Voting Rights and Votes Required

Only stockholders of record at the close of business on April 9, 2007 will be entitled to notice of, and to vote at, the Annual Meeting. As of March 27, 2007, the Company had outstanding 42,203,773 shares of Class A Common Stock and 39,232 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of Common Stock held on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. Shares of Common Stock present in person, or represented by proxy (including shares of Common Stock, which abstain or do not vote, with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors.

The affirmative vote of a majority of the total votes present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the proposed amendments to the 1994 Employee Stock Option Plan and the 1994 Non-Employee Directors Stock Option Plan.

Abstentions with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect on the outcome. Abstentions with regard to the amendments to the 1994 Employee Stock Option Plan and the 1994 Non-Employee Directors Plan will be treated as shares of Common Stock that are present and entitled to vote for purposes of determining the number of shares of Common Stock present and entitled to vote with respect to those particular matters, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on either of those matters will have the same legal effect as a vote against such matter. If a broker or nominee holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, including the proposals to amend the 1994 Employee Stock Option Plan and/or the 1994 Non-Employee Directors Plan, those shares of Common Stock will not be considered as present and entitled to vote with respect to such matter.

The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing, or voting in person at the meeting.

STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

The Company’s Annual Report, including financial statements for the fiscal year ended December 31, 2006, will be mailed to stockholders concurrent with the mailing of this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of March 31, 2007 by each executive officer, each director and nominee for director of the Company and all executive officers and directors as a group. To the knowledge of the Company, each of the owners named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him or it unless otherwise indicated.

Beneficial Owner (1)	Number of Shares of Class A Common Stock Owned(2)	Percent of Class	Number of Shares of Class B Common Stock Owned	Percent of Class	Percent of All Outstanding Common Stock(3)
Steven Sprague(4)	915,115	2.1%	14,034	35.8%	2.1%
John E. Bagalay, Jr.(5)	55,330	*	—	—	*
Nolan Bushnell(6)	27,331	*	—	—	*
George Gilder(7)	96,997	*	667	1.7%	*
John E. McConnaughy, Jr.(8)	69,081	*	—	—	*
Gerard T. Feeney(9)	469,494	1.1%	—	—	1.1%
All executive officers and directors as a group (6 persons) (10)	1,633,348	3.8%	14,701	37.5%	3.8%

*                    Less than one percent.

(1)          Each individual has sole voting and investment power, except as otherwise indicated.

(2)          Includes shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

(3)          In circumstances where the Class B Common Stock has five votes per share, the percentages of total voting power would be as follows: Steven Sprague, 2.2%; John E. Bagalay, Jr., less than 1%; Nolan Bushnell, less than 1%; George Gilder, less than 1%; John E. McConnaughy, Jr., less than 1%; Gerard T. Feeney, 1.1%, and all Executive Officers and directors as a group, 3.9%.

(4)          Includes 846,221 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days. Also includes 58,351 shares of Class A Common Stock acquired through Wave’s employee stock purchase plan. In addition, includes 12,367 shares of Class B Common Stock held in trust for the benefit of Mr. Steven Sprague’s family, and for which Mr. Steven Sprague is a trustee and 2,333 shares of Class A Common Stock held jointly by Mr. Sprague and his spouse, Judith

Sprague. The beneficial owner’s mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(5)          Includes 53,996 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner’s mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(6)          Includes 27,331 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner’s mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(7)          Includes 80,663 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner’s mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(8)          Includes 26,664 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner’s mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(9)          Includes 404,499 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days. Also includes 45,265 shares of Class A Common Stock acquired through Wave’s employee stock purchase plan. The beneficial owner’s mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(10) Includes 1,439,374 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted “FOR” the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is the name and age of each nominee, their position with the Company, if any, the year in which each first became a director, the principal occupation and employment of each over the last five years and other directorships, if any. Each nominee is currently a director of the Company.

The Board of Directors recommends that the Stockholders vote “FOR” the election of each of the nominees.

Information Regarding the Nominees for Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
John E. Bagalay, Jr., Ph.D.(1)(2)(3)(4)	73	Chairman of the Company since March 2003. Executive-in-Residence, EuroUS Ventures LLP since November 2005; Director of Special Projects in the Life Sciences at the Boston University Technology Commercialization Institute from November 2003 to November 2005; Senior Advisor to the Chancellor of Boston University from January 1998 to November 2003; Managing Director BU Ventures from September 1989 to January 1998; Chief Operating Officer of Eurus Technologies, Inc., from January 1999 to December 1999 and Chief Financial Officer of Eurus International, Limited (formerly known as Eurus	1993

Technologies, Inc.) since January 1999; President and CEO of Cytogen Corporation from January 1998 to January 1999 and Chief Financial Officer from October 1997 to September 1998; former General Counsel of Lower Colorado River Authority. Mr. Bagalay’s term as director expires in 2007.

Nolan Bushnell(3)	64	Chairman and Chief Executive Officer of uWink, Inc. since December 1999, where he is involved in the development of streaming media distribution models for Internet entertainment. Mr. Bushnell’s term as director expires in 2007.	1999
George Gilder(4)	67

Chairman of the Executive Committee of the Company since 1996; Senior Fellow at the Discovery Institute in Seattle, Washington; author of several books, including Life After Television, Microcosm, The Spirit of Enterprise, Wealth and Poverty and most recently Telecosm; contributing editor to Forbes Magazine; Chairman of Gilder Technology Group, Inc. (publisher of monthly technology reports); former chairman of the Lehrman Institute Economic Roundtable; former Program Director for the Manhattan Institute; recipient of White House award for Entrepreneurial Excellence from President Reagan. Mr. Gilder’s term as director expires in 2007.

			1993

John E. McConnaughy, Jr.(1)(2) (3)(4)(5)	78	Chairman and Chief Executive Officer of JEMC Corporation; Director of Levcor International, Inc., Allis Chalmers Energy, Inc., Arrow Resources Development, Inc., Consumer Portfolio Services, Inc. and Kinetitec Corporation. Mr. McConnaughy’s term as director expires in 2007.	1988
Steven Sprague	42	President and Chief Executive Officer of the Company since March 2000; President and Chief Operating Officer of the Company from May 1996 to March 2000; Chief Executive Officer of Wavexpress from July 2001 until March 2003, Chairman of the Board of Directors of Wavexpress, from October 1999 until March 2003, director of Wavexpress and Vice President and director of Specialty Broadcast Networks, Inc.	1997

Biographical Information Regarding Executive Officer Who Is Not a Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
Gerard T. Feeney	48	Secretary of the Company since February 1999; Senior Vice President of Finance and Administration and Chief Financial Officer of the Company since June 1998; Vice President of Finance and Operations and Chief Financial Officer of Xionics Document Technologies, Inc., from 1991 to 1998.	1998

(1)          Member of Nominating Committee.

(2)          Member of Compensation Committee.

(3)          Member of Audit Committee.

(4)          Member of Executive Committee.

(5)          Independent Audit Committee financial expert.

CORPORATE GOVERNANCE

The Board of Directors met seven times during 2006. All board and committee members attended at least 75% of board and committee meetings. The Board Committees include a separately designated standing Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. The Company strongly encourages each director to attend the Annual Meeting. All of the Company’s directors attended the 2006 Annual Meeting of Stockholders.

Audit Committee

The members of the Audit Committee are Messrs. McConnaughy, Bagalay and Bushnell, each of whom is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Board of Directors has determined that the Audit Committee has at least one financial expert. Mr. McConnaughy is a financial expert and is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 2006, the Audit Committee held five meetings. The Audit Committee has a charter. The charter can be found on the Company’s Internet website at www.wave.com.

Nominating Committee

The members of the Nominating Committee are Messrs. Bagalay and McConnaughy, each of whom is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Nominating Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meetings and candidates to fill Board vacancies. The procedures for identifying potential candidates include soliciting recommendations from the Board of Directors as well as from other sources familiar with the Company’s industry and then researching the background and experience of such recommendations. In identifying candidates to recommend for election to the Board of Directors, the Nominating Committee considers the following criteria (i) personal and professional integrity, ethics and values, (ii) experience in corporate governance, (iii) experience in the Company’s industry, (iv) experience as a board member of another public company, and (v) practical and mature business judgment. The Nominating Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. Stockholders should send recommendations of candidates for nomination for the 2008 slate of directors, in writing, no later than December 31, 2007, to the Company’s Secretary, 480 Pleasant Street, Lee, Massachusetts 01238. Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate’s business experience and other business affiliations. The Nominating Committee evaluates nominees made by stockholders the same way it does any other nominees, as described above. The Nominating Committee has a charter. The charter can be found on the Company’s Internet website at www.wave.com. In 2006, the Nominating Committee held one meeting.

Executive Committee

The members of the Executive Committee are Messrs. Bagalay, Gilder and McConnaughy, each of whom is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Executive Committee assists the Chairman of the Company in the absence of a meeting of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 2006, the Executive Committee held four meetings.

Compensation Committee

The members of the Compensation Committee are Messrs. McConnaughy and Bagalay, each of whom is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Compensation Committee’s authority and responsibilities include: (i) assisting the board of directors in evaluating potential candidates for executive positions, (ii) evaluating (on an annual basis) the Chief Executive Officer’s performance and setting his annual base salary, (iii) review and administer incentive compensation and equity based compensation plans and

(iv) such other activities, consistent with the Compensation Committee Charter and the Company’s certificate of incorporation and by-laws, as the Committee or the board of directors may deem appropriate. The Compensation Committee consults with the Chief Executive Officer on all matters relating to executive compensation other than the compensation of the Chief Executive Officer. The Compensation Committee does not delegate any of its functions to others. The Compensation Committee has not utilized outside consultants in determining or recommending executive compensation. In 2006, the Compensation Committee held two meetings. The Compensation Committee has a charter. The charter can be found on the Company’s Internet website at www.wave.com.

Compensation Interlocks and Insider Participation

None of the members of the Compensation Committee of the Company (Messrs. McConnaughy and Bagalay) were, or are, officers or employees of the Company, nor was any executive officer of the Company a director or member of the compensation committee of any entity, of which an executive officer or director of such entity served on the Compensation Committee or as a director of the Company. None of the members of the Compensation Committee of the Company had, or have, any relationship with the Company, which would require disclosure under “Certain Relationships and Related Transactions” herein.

Communications with the Board of Directors

Stockholders may send communications to the Board of Directors by mail to the Chairman of the Board, c/o Wave Systems Corp., 480 Pleasant Street, Lee, Massachusetts 01238. Each communication will then be presented to the entire Board of Directors at the next meeting of the Board of Directors.

Code of Conduct

We have adopted a corporate Code of Conduct that applies to all of our officers and employees. The Code of Conduct can be found on the Company’s Internet website at www.wave.com. We intend to disclose on our website any material amendments to or waivers of the code applicable to our executive officers within four (4) business days following such amendment or waiver.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2006 with management. In reliance on the reviews and discussions referred to above, the compensation committee recommended to the board, and the board has approved, that the CD&A be included in the proxy statement for the year ended December 31, 2006 for filing with the SEC.

By the Compensation Committee of the Board of Directors:

Compensation Committee
John E. McConnaughy, Jr.
John E. Bagalay, Jr.

AUDIT COMMITTEE REPORT

The audit committee is governed by a written charter adopted by the Board of Directors.

Report to Stockholders

The Audit Committee met with members of the Company’s management team and independent auditors to review and discuss the audited financial statements, as well as the unaudited quarterly financial statements. The Audit Committee received from the independent auditors, disclosures regarding the auditors’ independence required by Independence Standard No. 1. In addition, the Audit Committee discussed with the auditors the auditors’ independence and other matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing meetings and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Audit Fees

Aggregate fees billed to the Company for the annual audit and the quarterly reviews of the consolidated financial statements and the audit of the Company’s internal controls over financial reporting for the fiscal years ended December 31, 2006 and 2005 totaled $378,000 and $350,000, respectively.

Audit-Related Fees

Aggregate fees billed to the Company for services rendered by the Company’s independent accountants for audit-related services for calendar year 2006 were $-0- and $27,500 for calendar year 2005. Audit-related services consisted of audits of the financial statements of the Company’s employee benefit plans, review of registration statements and issuance of consents. All audit-related services were approved in advance by the Company’s audit committee.

Tax Fees

Fees for tax services billed to the Company by its independent auditors totaled $25,600 for the calendar year 2006 and $25,000 for calendar year 2005. Tax services consisted of completion of the Company’s federal and state tax returns. All tax services were approved in advance by the Company’s audit committee.

All Other Fees

There were no other services provided by the independent auditors.

The Audit Committee’s policies and procedures with respect to all services provided by its independent auditors require pre-approval of such services pursuant to a written engagement letter. Services may not commence until such an engagement letter is signed by the chairman of the Audit Committee, or alternatively approved by a quorum of the Audit Committee.

The Audit Committee believes that the provision of non-audit services during the 2006 fiscal year does not affect the accountants’ ability to maintain independence with respect to the Company.

Audit Committee
John E. McConnaughy, Jr.
John E. Bagalay, Jr.
Nolan Bushnell

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s executive compensation program is administered by the Compensation Committee of our board of directors, which is comprised entirely of independent directors. The objectives of the Company’s compensation programs are to:

•       attract, retain and reward executive officers who contribute to the Company’s overall success;

•       ensure that executive officers have incentives to achieve substantial growth in stockholder value;

•       align management’s incentives with the long term interests of our stockholders; and

•       encourage and reward high performance and accountability.

The elements of the Company’s executive compensation program consist of base salary, fixed and incentive bonuses and participation in stock option and other benefit plans generally available to other employees. In determining the amounts to be paid or awarded under each element of the program, the Compensation Committee generally strives to strike an optimal balance in furtherance of the compensation program’s overall objectives. Base salary and bonus compensation for our executive officers are largely governed by the employment agreements between the Company and those officers described in more detail below.

Base Salary.   Salaries for the Company’s current executive officers were initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the Company’s industry for individuals of similar education and background to the executive officers being recruited. Salaries are provided to our executive officers as compensation for day-to-day responsibilities and sustained performance. Executive officer salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on the Compensation Committee's assessment of factors which include then current market levels, the executive officer’s individual performance, skills and experience and the Company’s performance and achievement of strategic goals. Salary increases, if any, for executive officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer. Salary increases for the Chief Executive Officer, if any, are determined by the Compensation Committee, without participation by the Chief Executive Officer.

Bonuses.   As described below, the Company’s employment contracts with both the Chief Executive Officer and Chief Financial Officer, provide for fixed annual bonuses in a guaranteed amount equal to 50% of officer’s annual salary as well as incentive bonuses. The objective of each guaranteed bonus is to provide additional year end compensation for day-to-day responsibilities and sustained performance through the course of the year. The objective of each incentive bonus is to encourage and reward high performance of the executive’s duties. Incentive bonuses for our executive officers are determined taking into account a number of factors, which include the individual performance of the executive officer’s duties. Incentive bonuses are generally not contingent upon specific performance targets or the Company’s financial performance. Incentive bonuses for executive officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer. The Chief Executive Officer's incentive bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

Long-Term Incentives.   Longer-term incentives are provided to executive officers through the Company’s Amended and Restated 1994 Stock Option Plan, which can reward executives and other employees through the growth in value of the Company’s Common Stock. The Company believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders.

Grants of stock options to executive officers under the Company’s Amended and Restated 1994 Stock Option Plan are determined based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Stock options are granted at an exercise price equal to the market price of the Company’s common stock on the date of grant and will provide value to the executive officers only when the market price of the common stock increases over the exercise price. We have not granted stock options in coordination with the release of material, non-public information and our option grant practices are separate from discussions regarding the release of such information. Option grants are made on the date the board of directors approves the grants and are not coordinated with any other specific company events.

Our executive officers, along with all of our other employees, are also eligible to participate in our 2004 Employee Stock Purchase Plan. Under this plan officers and employees can elect to have payroll deductions made from each paycheck, in an amount not less than 1 percent (1%) and not greater than fifteen percent (15%) during a six month period (beginning on either June 1 or December 1 and ending on the next November 30 or May 31, respectively). Unless the participant makes a withdrawal election, at the end of each six month period the accumulated payroll deductions are used to purchase shares of Class A Common Stock at a discount to the fair market value of the Class A Common Stock (85% of the fair market value on the first day of the offering period or the last day of the offering period, whichever is lower (with some exceptions)).

Standard Employee Benefits.   Executive officers are entitled to participate in the same benefit programs afforded generally to all other employees of the Company. Such benefits generally include a 401(k) program, Medical and Dental Health Plans, Employee Stock Purchase Plan and Short-Term and Long-Term Disability Plans.

Employment Contracts

As noted above, base salary and incentive compensation paid to the named executive officers are largely governed by their respective employment agreements, which are summarized below.

Since November 1998, the Company has had an employment agreement with Steven Sprague that provides that Mr. Sprague shall serve as President and Chief Executive Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Sprague will be paid a minimum base salary of $185,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The Board of Directors increased Mr. Sprague’s annual base salary to $250,000 on March 25, 2000 and it remained at this level through December 31, 2006. Effective January 1, 2007, Mr. Sprague’s annual base salary was increased to $300,000. The employment agreement also provides that Mr. Sprague will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year’s annual salary. The incentive portion of the bonus is based on proper execution of the role of President and Chief Executive Officer. In the event that Mr. Sprague’s employment is terminated without cause or in certain other circumstances, Mr. Sprague will be paid a lump sum in an amount equal to three (3) years’ annual base salary then in effect, and continue health insurance and other benefits for a period equal to the remaining Term of Employment then in effect. This employment agreement also contains a two-year post termination covenant not to compete.

Since June 1998, the Company also has had an employment agreement with Gerard T. Feeney that provides that Mr. Feeney shall serve as Senior Vice President, Finance and Administration and Chief Financial Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Feeney will be paid a minimum base salary of $160,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The Board of Directors increased Mr. Feeney’s annual base salary to $185,000 on January 1, 2000 and it remained at this level through December 31, 2006. Effective January 1, 2007, Mr. Feeney’s annual base salary was increased to $245,000. The employment agreement also provides that Mr. Feeney will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year’s annual salary. The incentive portion of the bonus is based on proper execution of the role of Chief Financial Officer. In the event that Mr. Feeney’s employment is terminated without cause or in certain other circumstances, Mr. Feeney will be paid a lump sum in an amount equal to one year’s annual base salary then in effect, and a guaranteed portion of bonus, benefits and similar relocation package. However, in the event Mr. Feeney secures employment elsewhere during the one-year period subsequent to termination, severance pay will stop once employment has begun with the new employer. In addition, Mr. Feeney’s options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. This employment agreement also contains a two-year post termination covenant not to compete.

Impact of Accounting and Tax Treatments of Compensation

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Corporation with the benefit/value to the executive. The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) since the Company has not and does not currently anticipate paying cash compensation in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code. With the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share Based Payment (which we refer to as FAS 123R), we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on the selection of forms of equity compensation in the future.

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities for our Chief Executive Officer and our Chief Financial Officer as of December 31, 2006 (collectively, the “Named Executive Officers”) for 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Stock Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Steven Sprague	2006	250,000	260,000	-0-	200,671	-0-	-0-	710,671
President and Chief Executive Officer
Gerard T. Feeney	2006	185,000	190,000	-0-	121,317	-0-	-0-	496,317
Senior Vice President, Chief Financial Officer and Secretary

(1)          Reflects the proportionate amount of the total fair value of option awards granted under the Company’s 1994 Employee Stock Option Plan that is recognized by the Company as an expense for financial statement reporting purposes for the fiscal year ended December 31, 2006, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair value of the awards was determined in accordance with FAS 123R. The awards for which this expense is shown in this table include awards described in the Grants of Plan-Based Awards table below, as well as awards granted in 2004 and 2005 for which we continue to recognize expense in 2006. The assumptions used in the calculation of the grant date fair value of the option awards are included in Note 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007.

2006 Grants of Plan Based Awards Table

The following table sets forth the plan-based grants made to our named executive officers during the fiscal year ended December 31, 2006.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Units (#)	Options (#)(2)	Awards ($/Sh)	Awards ($)(3)
Steven Sprague	3/9/2006	150,000	260,000			125,000	1.89	181,613
Gerard T. Feeney	3/9/2006	122,500	190,000			75,000	1.89	108,968

(1)          The Threshold amount reflects the minimum fixed bonus payable to each executive officer in 2007 under their respective employment agreements. The Target amount is an estimate of the potential incentive bonus that could be payable in 2007 to each executive officer under their respective employment agreements. The estimate is based on the actual amount of the total bonuses awarded in 2006, which may be higher or lower than that actual bonuses paid in 2007. The employment agreements do not provide for maximum bonuses for either executive officer. For more information, please see the description of our executive employment agreements contained in the Compensation Discussion and Analysis above.

(2)          Stock options granted on 3/9/06 were granted under the Wave Systems, Inc. 1994 Employee Stock Option Plan and vest 1/3 on each of the three anniversaries following the grant.

(3)          Reflects the grant date fair value of the award determined in accordance with FAS 123R.

Outstanding Equity Awards at 2006 Fiscal Year-End

The table below shows outstanding equity awards held by our named executive officers for the fiscal year ended December 31, 2006. All outstanding equity awards at December 31, 2006 are option awards.

	Number of Securities Underlying Unexercised Options(#)	Number of Securities Underlying Unexercised Options(#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration
Name	Exercisable	Unexercisable		Options(#)	Price($)	Date
Steven Sprague	52,735	0			3.30	3/11/2008
	170,433	0			10.98	5/20/2008
	33,333	0			12.00	1/15/2009
	83,333	0			36.56	1/20/2010
	83,333	0			44.91	6/26/2010
	83,333	0			12.09	1/2/2011
	83,333	0			6.03	2/4/2012
	833	0			4.26	9/10/2012
	75,000	0			3.00	2/13/2013
	50,000	25,000	(1)		5.04	1/2/2014
	8,333	4,167	(2)		2.43	11/15/2014
	27,778	55,555	(3)		3.12	1/19/2015
	0	125,000	(4)		1.89	3/9/2016
Gerard T. Feeney	83,333	0			10.50	6/8/2008
	33,333	0			12.00	1/15/2009
	33,333	0			36.56	1/20/2010
	50,000	0			12.09	1/2/2011
	50,000	0			6.03	2/4/2012
	45,000	0			3.00	2/13/2013
	30,000	15,000	(1)		5.04	1/2/2014
	6,167	3,083	(2)		2.43	11/15/2014
	16,667	33,333	(3)		3.12	1/19/2015
	0	75,000	(4)		1.89	3/9/2016

(1)          Options granted 1/2/2004 and vest in one-third increments on each of the first three anniversaries of the grant date.

(2)          Options granted 11/15/2004 and vest in one-third increments on each of the first three anniversaries of the grant date.

(3)          Options granted 1/19/2005 and vest in one-third increments on each of the first three anniversaries of the grant date.

(4)          Options granted 3/9/2006 and vest in one-third increments on each of the first three anniversaries of the grant date.

There were no option exercises during the fiscal year ended December 31, 2006 by our named executive officers.

Change of Control Considerations

While the employment agreements with our executive officers described above contain severance provisions related to the termination of employment under certain circumstances, no such severance provisions are specifically triggered by a change of control of the Company. All of the unvested stock options awarded to our directors, executive officers and other employees would automatically vest upon a change of control of the Company.

Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash($)	Option Awards($)(1)(2)	Total($)
John E. Bagalay, Jr.	63,000	4,177	67,177
Nolan Bushnell	39,500	4,177	43,677
George Gilder	37,500	4,177	41,677
John E. McConnaughy, Jr.	47,500	4,177	51,677

(1)          Reflects the proportionate amount of the total fair value of option awards granted under the Company’s 1994 Non-Employee Directors Stock Option Plan that is recognized by the Company as an expense for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123R, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.  The assumptions used in the calculation of these amounts are included in Note 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007. The options were granted on July 24, 2006 at an option price of $1.65, the fair market value of the Company’s common stock on the date of the grant.

(2)          The aggregate number of options held by each director as of December 31, 2006 was as follows: Bagalay, 53,996; Bushnell, 27,331; Gilder, 80,663; McConnaughy, 26,664.

Under the Company’s compensation arrangement for its directors, each director who is not an employee of the Company received cash compensation of $30,000 for serving on the Board of Directors in 2006 and was paid $1,000 for each meeting attended ($500 if via teleconference). In addition, each director who served on the Audit and/or Compensation Committees received an additional $5,000 for each committee upon which he served. The Chairman of the Board of Directors (Mr. Bagalay) received an additional $15,000, over and above his director and committee fees for serving in such capacity for 2006.

Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an initial grant of options to purchase 4,000 shares of Class A Common Stock at the time the director is appointed to the Board of Directors and an annual grant to purchase 3,333 shares of Class A Common Stock at fair market value upon re-election after the annual meeting of the stockholders. As noted herein, the Board has approved an amendment to this plan to increase these amounts to 12,000 and 10,000 respectively and has submitted the proposed amendment to the Company’s stockholders for approval. Options granted pursuant to the Non-Employee Directors Stock Option Plan vest the day following the grant, and terminate upon the earliest to occur of (i) three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee and (iii) ten years after the date of grant. If there is a change of control of the Company, all outstanding stock options will become immediately exercisable.

Certain Relationships and Related Transactions

Loans Receivable from Director/Officers

Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting future loans to officers and directors (see “Compensation Committee Report” above).

Specialty Broadcast Networks

In August 2001, the Company loaned $150,000 to Specialty Broadcast Networks (“SBN”) pursuant to an unsecured convertible term note. SBN’s business is to create new video and Internet content networks and aggregate this content into commercially viable web sites and interactive networks. The loan was made to SBN to fund initial operations. The largest aggregate amount due the Company under the note during 2006 was $193,948, including accrued interest of $43,948. The Company also entered into a stock purchase agreement pursuant to which the Company acquired a 50% stake in SBN, for a nominal amount. Steven Sprague is a director and executive officer of SBN. The note bears interest at a rate per annum equal to the prime rate and is convertible into shares of SBN common stock. Interest on the note accrues monthly. As of March 27, 2007 the loan balance, including accrued interest thereon was approximately $196,864. The note together with accrued interest was due and payable no later than April 30, 2004. The Company believes the outstanding loan to be uncollectible at this time. The Company’s commitment to make further loans to SBN pursuant to the note expired on February 3, 2002, and the Company has made no further loans to SBN.

Compensation to Related Parties

In March 2003, Mr. Peter Sprague, the founder and former Chairman of the Company, was appointed Chairman and Chief Executive Officer of Wavexpress. Total compensation paid to Mr. Sprague from both Wavexpress and the Company was $129,000 for each of the years ended December 31, 2006, 2005 and 2004, respectively. Mr. Sprague was also granted options to purchase 33,333 shares of Class A Common Stock of the Company at a strike price of $1.89 in 2006, 33,333 shares of Class A Common Stock of the Company at a strike price of $3.12 in 2005 and 39,783 shares of Class A Common Stock of the Company in 2004 (33,333 shares with a strike price of $5.04 and 6,450 with a strike price of $2.43). Mr. Peter Sprague is the father of the Company’s President and Chief Executive Officer, Steven Sprague.

On November 1, 1999, Michael Sprague became an employee of Wavexpress and was paid $150,000 for each of the years ended December 31, 2006, 2005 and 2004, respectively. In addition, lease payments were made to Michael Sprague in the amount of $48,750 for the year ended December 31, 2006. These payments were for property occupied by Wavexpress and owned by Michael Sprague. This lease agreement was in effect for the period of April 15, 2006 through October 31, 2006. This lease agreement has since been terminated. Michael Sprague was also granted options to purchase 10,000 shares of Class A Common

Stock of the Company at a strike price of $1.86 in 2006 and 7,500 shares of Class A Common Stock of the Company at a strike price of $5.04 in 2004. (Michael Sprague was not granted any stock options in 2005.) Michael Sprague is the brother of Steven Sprague and the son of the Company’s founder and former Chairman, Peter Sprague.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons owning more than ten percent of a registered class of the Company’s equity securities (“Reporting Persons”), to file with the Securities and Exchange Commission (the “Commission”) reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms. Based solely on its review of copies of such forms received by it, the Company believes that, for the year ended December 31, 2006, the Reporting Persons met all applicable Section 16(a) filing requirements except: the Company has been informed that (a) reports of ownership and changes in ownership on Form 4 were not filed with respect to the issuance of stock options during Wave’s fiscal year ended December 31, 2006 to Steven K. Sprague and Gerard T. Feeney on March 9, 2006 and for annual stock option grants to John E. Bagalay, Nolan Bushnell, George Gilder and John E. McConnaughy, Jr. on July 24, 2006 and (b) annual reports of ownership and changes in ownership on Form 5 were not filed in 2006 with respect to the issuance of stock options during Wave’s fiscal year ended December 31, 2005 to Steven K. Sprague and Gerard T. Feeney on January 19, 2005 and for annual stock option grants to John E. Bagalay, Nolan Bushnell, George Gilder and John E. McConnaughy, Jr. on May 23, 2005.

Securities Authorized for Issuance Under Equity Compensation Plans

The following pertains to Wave’s equity compensation plans as of December 31, 2006:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(*)
Equity compensation plans approved by security holders	4,840,035	$8.95	1,930,265
Wave equity compensation plans not approved by security holders	53,122	5.44	—
Total Company plans	4,893,157	$8.92	1,930,265
Wavexpress equity compensation plans not approved by security holders	637,163	$1.23	1,835,060

*                    Shares remaining available for future issuance under Wave equity compensation plans are comprised of 24,018 shares of the N*ABLE Technologies Incorporated 1997 Equity Incentive Plan, 1,072,697 shares of the 1994 Employee Stock Option Plan, 75,107 shares of the 1996 Performance Stock Option Plan, 81,572 shares of the 1994 Non-Employee Directors Stock Option Plan and 676,871 shares of the 2004 Employee Stock Purchase Plan.

Equity compensation plans not approved by security holders are comprised of the following:

In connection with an agreement that the Company entered into with nClose, Inc., an outside software development firm, on January 2, 2004 the Company issued a warrant to purchase 10,000 shares of Class A Common Stock at an exercise price of $3.00 per share, pursuant to an individual compensation plan with nClose. Also, in connection with the same agreement, on April 30, 2004 an additional warrant was issued to nClose, Inc. to purchase 11,667 shares of Class A Common Stock at an exercise price of $3.00 per share. The warrants are currently exercisable and expire on January 2, 2009 and April 30, 2009, respectively. No additional warrants are required to be granted pursuant to the individual compensation plan for nClose.

In connection with an agreement that Wave entered into with an outside sales representative, in 2003 Wave issued warrants to purchase 14,788 shares of Class A Common Stock at prices ranging from $2.85 to $4.35 per share, pursuant to an individual compensation plan with the sales representative. No additional warrants are required to be granted pursuant to the individual compensation plan for the sales representative. These warrants are currently exercisable and expire January 1, 2013 through April 30, 2013.

In connection with a software development agreement that Wave entered into with Archon Technologies, Inc. (“Archon”), Wave issued to Archon a warrant to purchase 16,667 shares of Class A Common Stock at $10.44 per share, pursuant to an individual compensation plan with Archon (the “Archon Plan”). The warrant became exercisable on November 9, 2002, and expires on November 9, 2007. No additional warrants are required to be granted pursuant to the Archon Plan.

Our subsidiary, Wavexpress, issues equity compensation to certain of its employees pursuant to the Wavexpress 1999 Stock Incentive Plan.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN TO
(I) INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK
AUTHORIZED FOR ISSUANCE THEREUNDER FROM 6,833,333 TO 21,500,000, (II) INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK THAT MAY BE GRANTED TO A SINGLE INDIVIDUAL IN A YEAR FROM 166,667 TO 500,000 AND (III) EXTEND THE TERMINATION DATE THEREOF FROM JANUARY 1, 2009 TO JULY 1, 2014.

The Board of Directors adopted on April 12, 2007, subject to approval by the stockholders, amendments (the “2007 Amendments”) to the Company’s Amended 1994 Employee Stock Option Plan (as amended, the “1994 Employee Plan”). The 2007 Amendments submitted for approval by the stockholders will (i) extend the termination date thereof from January 1, 2009 to July 1, 2014, (ii) increase the number of shares of Class A Common Stock that may be granted to a single individual in a year from 166,667 to 500,000 and (iii) increase number of shares of Class A Common Stock reserved for issuance under the 1994 Employee Plan from 6,833,333 to 21,500,000. The Company has in the past used, and intends to continue to use, stock options as an incentive device to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhance the Company’s ability to attract and retain the best available personnel. There are no current plans, proposals or arrangements to award any of these additional options. As of April 9, 2007, options to purchase an aggregate of 1,262,926 shares of Class A Common Stock had been exercised under the 1994 Employee Plan, and options to purchase 5,244,181 shares of Class A Common Stock were outstanding under the 1994 Employee Plan. Accordingly, 254,397 shares remained available for future grants under the 1994 Employee Plan as of such date. Under the terms of the 1994 Employee Plan, the Company is authorized to grant stock options that qualify as incentive stock options (“ISOs”) under Section 422 of the Code and non-qualified stock options (“NQSOs”) to salaried officers and other key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries.

SUMMARY OF THE 1994 EMPLOYEE PLAN

The following summary of material features of the 1994 Employee Plan is qualified in its entirety by reference to the full text of the 1994 Employee Plan a copy of which is attached hereto as EXHIBIT 1.

GENERAL

The 1994 Employee Plan permits the Company to grant ISOs and NQSOs to salaried officers and other key employees, and terminates on January 1, 2009, which will be extended to July 1, 2014 if the 2007 Amendment is approved. No options may be granted after the termination date. The 1994 Employee Plan covers a maximum of 6,833,333 shares of Class A Common Stock, which will be increased to a total of 21,500,000 if the 2007 Amendment is approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares of Class A Common Stock held in the Company’s treasury. When an option lapses, expires, terminates or is forfeited, the related shares of Class A Common Stock may be available for distribution in connection with future options. Adjustments may be made in the number of shares of Class A Common Stock reserved under the 1994 Employee Plan, in the option price and in the number of shares of Class A Common Stock subject to stock options, in the event of a merger, reorganization, consolidation, recapitalization or stock dividend, and in the event of certain other changes described in the 1994 Employee Plan or any other changes in the Company’s corporate structure that affect the Class A Common Stock or has an effect similar to any of the foregoing. No employee may be granted options covering, in the aggregate, more than 166,667 shares of Class A Common Stock in any fiscal year of the Company, which will be increased to a total of 500,000 if the 2007 Amendment is approved (subject to adjustment as provided above).

Because grants under the 1994 Employee Plan are discretionary, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees or directors as a group. The number of such options and awards shall be determined by the Company, pursuant to the terms of the 1994 Employee Plan. It is currently estimated that there are approximately 100 employees eligible to participate in the 1994 Employee Plan.

ADMINISTRATION

The 1994 Employee Plan, as amended, is administered by the Compensation Committee (subject to the approval of all grants by our board of directors). The Compensation Committee is comprised of directors who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act.

STOCK OPTIONS

Stock options granted under the 1994 Employee Plan may be either ISOs or NQSOs. The aggregate fair market value (determined as of the time of the grant of an ISO) of the Class A Common Stock with respect to which ISOs are exercisable for the first time by a single optionee during any calendar year under the Plan and any other stock option plan of the Company may not exceed $100,000.

The exercise price for stock options shall be determined by the Company and shall be set forth in an option agreement entered into with the optionee, provided, however, that the exercise price for an option shall not be less than the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an ISO granted to a 10% or more stockholder). On April 2, 2007, the last reported bid price for the Company’s Class A Common Stock, was $2.72 per share.

Each option agreement is to specify the time or times at which such options will be exercisable, except that the termination date for any stock option shall not exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% or more stockholder). Options may be exercised within three months following the retirement of an optionee and within twelve months following the death or disability of an optionee; provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto.

Stock options may be exercised by an optionee in whole or in part by giving notice to the Company and the exercise price therefore may be paid by delivering cash or shares of unrestricted Common Stock having a fair market value equal to the cash exercise price of the options being exercised. Optionees may also utilize a cashless exercise feature that will enable them to exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds. Options granted under the 1994 Employee Plan may, at the discretion of the Compensation Committee or the Board of Directors, grant the right to acquire a reload option (the “Reload Option”) to purchase the number of shares of Class A Common Stock tendered by an optionee in exercising a stock option. The exercise price of the Reload Option shall equal the fair market value of the Class A Common Stock on the date of the grant of the Reload Option.

Stock options are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee’s lifetime only by the optionee.

CHANGE OF CONTROL

In the event of a “Change of Control,” as defined in the 1994 Employee Plan, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

AMENDMENTS

The board of directors may terminate, suspend or amend the 1994 Employee Plan provided that such amendment, suspension, or termination may not affect the validity of the then outstanding options, and provided further that the board may not, without the approval of stockholders (i) increase the maximum number of shares of Class A Common Stock which may be issued pursuant to the provisions of the 1994 Employee Plan, (ii) change the class of individuals eligible to receive options under the 1994 Employee Plan, (iii) materially increase the benefits accruing to participants under the 1994 Employee Plan, or (iv) extend the term of the 1994 Employee Plan.

WITHHOLDING TAXES

The 1994 Employee Plan provides that the Company may deduct from any distribution to an employee an amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld.

FEDERAL INCOME TAX CONSEQUENCES

The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

INCENTIVE STOCK OPTIONS

No regular income tax consequences result from the grant of an ISO or the exercise of an ISO by the employee, provided the employee continues to hold the stock acquired on the exercise of an ISO for the requisite holding periods described below. The employee will be taxed only upon the sale or disposition of the stock acquired under an ISO and the gain recognized at that time will be long-term capital gain. The holding period requirements necessary for ISO treatment are as follows: (i) such shares may not be disposed of within two years from the date the ISO is granted and (ii) such shares must be held for at least one year from the date the shares are transferred to the employee upon the exercise of the ISO. In addition, to receive ISO treatment, the option holder generally must be an employee of the Company or a subsidiary of the Company from the date the stock option is granted until three months before the date of exercise.

If an employee disposes of stock acquired upon exercise of an ISO before expiration of the applicable holding periods, the employee will be taxed at ordinary income tax rates on the date of disposition measured by the lesser of (i) the fair market value of the stock on the date of exercise of the ISO minus the option price or (ii) the amount realized on disposition minus the option price, and the Company will receive a corresponding income tax deduction. In the case of a sale where a loss, if sustained, would be recognized, the amount of the optionee’s income, and the amount of the Company’s corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

The amount by which the fair market value of shares of Class A Common Stock received upon exercise of an ISO exceeds the option price constitutes an item of tax preference that may be subject to the alternative minimum tax. If an employee is subject to the alternative minimum tax as a result of the exercise of an ISO, for purposes of calculating the gain on a disposition of the stock solely for purposes of the alternative minimum tax, the amount treated as a preference item will be added to his/her tax basis for the stock. Gain realized by an employee upon the disposition of stock acquired through the exercise of an ISO is taxable in the year of disposition, but such income is not subject to income tax withholding if the requisite holding periods have been satisfied. If either of the holding periods is not satisfied, however, the disposition of the stock may result in taxable income to the employee as additional compensation that is subject to withholding.

NON-QUALIFIED STOCK OPTIONS

With regard to NQSOs, the employee will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A Common Stock received on the date of exercise. Such income will be subject to withholding. When the employee disposes of shares of Class A Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares of Class A Common Stock on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares of Class A Common Stock. If the amount received upon sale is less than the fair market value of the shares of Class A Common Stock on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares of Class A Common Stock.

Section 162(m) of the Code generally prohibits the Company from deducting compensation of a “covered employee” to the extent the compensation exceeds $1,000,000 per year. For this purpose, “covered employee” means the chief executive officer of the Company and the four other highest compensated officers of the Company. Certain performance-based compensation (including, under certain circumstances, stock option compensation) will not be subject to, and will be disregarded in applying, the $1,000,000 deduction limitation. It is the Company’s intention that options granted under the 1994 Employee Plan qualify as “performance-based” compensation under Section 162(m).

RECOMMENDATION AND VOTE

An affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2007 Amendment.

The Board of Directors deems Proposal No. 2 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote “FOR” approval of the 2007 Amendment.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE 1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN, AS AMENDED, (I) INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 333,333 TO 1,000,000, (II) EXTEND THE TERMINATION DATE THEREOF FROM JANUARY 18, 2009 TO JULY 1, 2014, AND (III) INCREASE AMOUNT OF THE INITIAL AND ANNUAL OPTION GRANTS TO EACH DIRECTOR THEREUNDER FROM 4,000 AND 3,333, RESPECTIVELY, TO 12,000 AND 10,000, RESPECTIVELY

The Board of Directors, adopted on April 12, 2007, subject to approval by the stockholders, amendments (the “2007 Directors Plan Amendment”) to the 1994 Non-Employee Directors Stock Option Plan, as amended (the “Directors Plan”). The 2007 Directors Plan Amendments submitted to the stockholders for approval will (i) extend the termination date thereof from January 18, 2009 to July 1, 2014, (ii) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 333,333 to 1,000,000 and (iii) increase amount of the initial and annual option grants to each director thereunder from 4,000 and 3,333, respectively, to 12,000 and 10,000, respectively.

If we receive the affirmative vote of the stockholders on this proposal, and if they are re-elected to the board, our directors will receive stock options to purchase Class A common stock under the plan as set forth below, at an exercise price per share of 100% of the fair market value of the shares subject to such options on the date the options are granted.

Name of Director	Number of Stock Options to be Granted
John E. Bagalay, Jr.	10,000
Nolan Bushnell	10,000
George Gilder	10,000
John E. McConnaughy, Jr.	10,000
All non-employee directors as a group	40,000

SUMMARY OF THE DIRECTORS PLAN

The following summary of material features of the Directors Plan, as amended is qualified in its entirety by reference to the full text of the Directors Plan, a copy of which is attached hereto as EXHIBIT 2.

GENERAL

The Directors Plan, as currently in effect, permits the Company to grant NQSOs to non-employee directors. The Directors Plan covers a maximum of 333,333 shares which will be increased to a total of 1,000,000 if the 2007 Amendment is approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares held in the Company’s treasury. The Directors Plan provides that options issued thereunder to directors vest on the day following grant. If and to the extent that options granted under the Directors Plan expire or terminate without having been exercised, new options may be granted thereunder with respect to the shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Directors Plan. Adjustments may be made in the number of shares reserved in the Directors Plan, in the option price and in the number of shares subject to outstanding options, or such other adjustments as in the Board’s sole determination are equitable in the event of merger, reorganization, consolidation, recapitalization, stock dividend and in the event of certain other changes described in the Directors Plan.

GRANTS

Under the Directors Plan, each newly elected non-employee director elected to the Board receives options to purchase 4,000 shares, which would be increased to 12,000 if the 2007 Amendment is approved (the “Initial Grant”). Also, on the date of each annual meeting of the stockholders of the Company at which directors are elected, each non-employee director re-elected to the Board receives options to purchase 3,333 shares, which would be increased to 10,000 if the 2007 Amendment is approved (the “Annual Grants”). The exercise price per share of options granted under the Directors Plan is 100% of the fair market value of the shares subject to such options on the date the options are granted.

All options granted pursuant to the Directors Plan fully vest on the day following grant.

TERM

Options granted under the Directors Plan terminate on the earliest to occur of the following: (i) subject to (ii) below, three months after the date on which the optionee ceases to be a director of the Company, unless by death or disability; (ii) one year after the death or disability of the director, if such event occurs while the optionee is a director of the Company and (iii) ten years after the date on which the option was granted.

Options granted under the plan are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee’s lifetime only by the optionee.

ADMINISTRATION

The Directors Plan is administered by the Board of Directors. The Board has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Directors Plan and any option granted and any agreements, notifications or other documents relating thereto, and to otherwise supervise the administration of the Directors Plan. No member of the Board may participate in any vote by the Board on any matter materially affecting the right of any such member under the Directors Plan.

CHANGE OF CONTROL

In the event of a “Change of Control,” as defined in the Directors Plan, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

AMENDMENT

The Board of Directors may terminate, suspend or amend the Directors Plan, provided that no amendment shall be made without the approval of the stockholders of the Company, that will (i) increase the maximum number of shares that may be issued under the Directors Plan, (ii) change the class of individuals eligible to receive options under the Directors Plan or (iii) materially increase the benefits accruing to participants under the Directors Plan.

WITHHOLDING TAXES

The Directors Plan provides that the Company may require a non-employee director to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or distribution of the shares.

FEDERAL INCOME TAX CONSEQUENCES

The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

NON-QUALIFIED STOCK OPTIONS

With regard to NQSOs, the director will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise. Such income will be subject to withholding. When the director disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received upon sale is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

RECOMMENDATION AND VOTE

An affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2007 Directors Plan Amendment.

The Board of Directors deems Proposal No. 3 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote “FOR” approval of the 2007 Directors Plan Amendment.

OTHER MATTERS

Representatives of KPMG LLP, the Company’s independent registered public accounting firm, are expected to be present at the meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters, which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to their principals.

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the proxy materials for the 2008 Annual Meeting should be addressed to the Company’s Secretary, Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received by February 18, 2008. In addition, the Company's By-laws currently require that for business to be properly brought before an annual meeting by a stockholder, regardless of whether included in the Company’s proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days’ notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of the annual meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.

By Order of the Board of Directors,

Gerard T. Feeney
Secretary
Wave Systems Corp.
Lee, Massachusetts

April 18, 2007

The Company will provide without charge to each person solicited hereby, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (without exhibits). The Annual Report on Form 10-K is incorporated herein by reference. Requests should be made to Wave Systems Corp., Attention: Mr. Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238.

EXHIBIT 1

WAVE SYSTEMS CORP.

AMENDED AND RESTATED
1994 EMPLOYEE STOCK OPTION PLAN
(as amended by the Board of Directors on April 12, 2007)

I.             PURPOSE

Wave Systems Corp. (the “Company”) desires to afford certain directors, officers and other key employees of the Company and its subsidiaries who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company.

The stock options offered pursuant to this Amended and Restated 1994 Stock Option Plan (the “Plan”) are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

The options granted under the Plan may be designated as either incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not meet the requirements for Incentive Options (“Non-Qualified Options”) but the Company makes no warranty as to the qualification of any option as an Incentive Option.

II.                                   AMOUNT OF STOCK SUBJECT TO THE PLAN

The total number of shares of Class A common stock of the Company which may be purchased pursuant to the exercise of options granted under the Plan, including pursuant to the exercise of Incentive Options, shall not exceed, in the aggregate, 21,500,000 shares of the authorized Class A common stock, $0.01 par value, per share, of the Company (the “Shares”).

Shares, which may be acquired under the Plan, may be either authorized but unissued Shares or Shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. If and to the extent that options granted under the Plan expire or terminate without having been exercised, new options may be granted with respect to the Shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Plan.

III.                              ADMINISTRATION

The Board of Directors of the Company (the “Board of Directors”) shall designate from among its members an option committee (the “Committee”) to administer the Plan. The Committee shall consist of no fewer than two (2) members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3 (Rule “16b-3”) (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by persons who are members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, all of the members of the Board of Directors acting in the particular matter, are “Non-Employee Directors” within the meaning of Rule 16b-3 (or any successor rule or regulation).

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Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the persons to whom options shall be granted, the time when such options shall be granted, the number of Shares which shall be subject to each option, the purchase price of each Share which shall be subject to each option, the period(s) during which such options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof. Each option granted under the Plan shall be evidenced by an agreement duly executed on behalf of the Company. Each such agreement shall comply with and be subject to the terms and conditions of the Plan. Any such agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, as the case may be.

Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and options granted thereunder, to amend the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.

The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

IV.                               ELIGIBILITY

Options may be granted only to directors, officers and key employees of the Company and its subsidiaries who are not members of the Committee; provided, that no person shall be eligible for any award if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. The term “key employees” shall include executives, supervisors, personnel and consultants and other employees of the Company or a subsidiary of the Company. No employee shall be granted stock options covering more than 500,000 Shares in any fiscal year of the Company (subject to adjustment as provided in Article XI).

An Incentive Option shall not be granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company (a “10% Shareholder”) unless (i) the option price is at least one hundred ten percent (110%) of the fair market value per share (as defined in Article VI) of the stock subject to the option and (ii) the option is not exercisable after the fifth anniversary of the date of grant of the option. In determining stock ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.

V.              MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

If the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as Non-Qualified Options.

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VI.           OPTION PRICE AND PAYMENT

The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine but, subject to Article IV above, such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined in good faith by the Board of Directors or the Committee, as the case may be, at the date the option is granted.

If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per Share shall be based on such reasonable method  as the Committee may select using actual transactions in such stock on the date next preceding the date upon which the Option is granted, or if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not traded publicly, the fair market value of the Shares shall be determined in good faith by the Board.

VII.                           TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

The Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.

To the extent that an option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

VIII.       EXERCISE OF OPTIONS

(a)   Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefore made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.

Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the Board of Directors or the Committee, as the case may be, in its discretion, may permit the holder of an option, to the extent permitted by applicable law, to exercise an option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date

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on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article VI hereof relating to the fair market value of Shares shall apply in all respects.

Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.

(b) Options granted under the Plan may, in the discretion of the Board of Directors or the Committee, as the case may be, include the right to acquire a reload option (a “Reload Option”). The Reload Option shall give the holder thereof the right to purchase a number of Shares equal to the number of Shares tendered by an optionee in exercising an option, and the number of whole Shares, if any, withheld by the Company as payment for any withholding taxes due. The exercise price of the Reload Option shall equal the fair market value of the Shares on the date of grant of the Reload Option and the term of the Reload Option shall end on the expiration date of the option with respect to which the Reload Option was granted.

IX.                               NONTRANSFERABILITY OF OPTIONS

An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

X.                                  TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the Company or any subsidiary of the Company any option previously granted to such employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

(a)  if the employee shall die while in the employ of the Company or any subsidiary of the Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an option as herein provided, the legal representative of such employee, or such person who acquired such option by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option grant; and

(b) if the employment of any employee to whom such option shall have been granted shall terminate by reason of the employee’s retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case may be) or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such employee shall have the right to exercise such option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option at any time up to and including (i) three (3) months after the date of such

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termination of employment in the case of termination by reason of retirement and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.

If an option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.

XI.                               ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make any adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one employee, the number of Shares and price per Share subject to outstanding options and such other adjustments as shall be equitable to prevent dilution or enlargement of rights under such options, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.

XII.                          CHANGE OF CONTROL

Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as hereinafter defined) all options then outstanding shall become immediately exercisable as to all Shares remaining unexercised thereunder. For purposes of this Section, a Change in Control is deemed to occur at the time when either (i) any entity, person or group (other than the Company, any subsidiary of the Company or any savings, pension or other benefit plan for the benefit of the employees of the Company or its subsidiaries) which theretofore beneficially owned less than 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, acquires common stock of the Company in a transaction or series of transactions, not previously approved by the Board of Directors, that results in such entity, person or group directly or indirectly owning at least 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, or (ii) the election or appointment, within a twelve (12) month period, of persons to the Board of Directors who are not directors at the beginning of such twelve (12) month period, whose election or appointment was not approved by a majority of those persons who were Board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board of Directors.

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XIII.                     RIGHT TO TERMINATE EMPLOYMENT

The Plan shall not impose any obligation on the Company or any subsidiary of the Company to continue the employment of any holder of an option and it shall not impose any obligation on the part of any holder of an option to remain in the employ of the Company or of any subsidiary thereof.

XIV.                       PURCHASE FOR INVESTMENT

Upon the request of the Board of Directors or the Committee, as the case may be, the holder of an option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder’s own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XV.                            ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the option has been exercised shall be issued by the Company in the name of the person exercising the option and shall be delivered to or upon the order of such person or persons.

The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an option granted hereunder and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states).

All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

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XVI.                       WITHHOLDING TAXES

The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article XVI or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.

If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the optionee pursuant to such exercise, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

XVII.                  LISTING OF SHARES AND RELATED MATTERS

If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVIII.             AMENDMENT OF THE PLAN

The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares which may be issued under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and to comply with Rule 16b-3. The rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.

XIX.                      TERMINATION OR SUSPENSION OF THE PLAN

The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date (as hereinafter defined). An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to

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construe and administer any options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XX.                           GOVERNING LAW

The Plan, such options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXI.                      PARTIAL INVALIDITY

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXII.                 EFFECTIVE DATE

The Plan shall become effective on the date that the Plan is approved by the Board of Directors (the “Effective Date”); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by written consent within twelve (12) months before or after the Effective Date, the Plan and any options granted thereunder shall terminate. The term of the Plan shall end on July 1, 2014 (the “Termination Date”).

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EXHIBIT 2

WAVE SYSTEMS CORP.

1994 Non-Employee Directors Stock Option Plan
(as amended by the Board of Directors on April 12, 2007)

I.                Purposes

Under this 1994 Non-Employee Directors Stock Option Plan (“the Plan”) of Wave Systems Corp. (the “Company”), options (“Options”) shall be granted to directors who are not employees of the Company or any of its subsidiaries (“Non-employee Directors”) to purchase shares of the Company’s capital stock. The Plan is designed to enable the Company to attract and retain outside directors of the highest caliber and experience and to provide an incentive for such directors to increase their proprietary interest in the Company’s long-term success

II.                                   Amount of Stock Subject to the Plan

The total number of shares of common stock of the Company, which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 1,000,000 shares of the authorized Class A common stock, $0.01 par value, per share, of the Company (the “Shares”), subject to adjustment, in accordance with Article XII hereof.

Shares, which may be acquired under the Plan, may be either authorized but unissued Shares or Shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares covered by such expired or terminated Option, provided that the grant and the terms of such new Options shall, in all respects, comply with the provisions of the Plan.

III.                              Administration

The Plan shall be administered by the Board of Directors of the Company (“the Board”). The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted and any agreements, notifications or other documents relating thereto, and to otherwise supervise the administration of the Plan. No member of the Board shall participate in any vote by the Board on any matter materially affecting the right of any such member under the Plan.

IV.                                Eligibility

Options may be granted only to Non-employee Directors.

V.              Option Agreement

Each Option granted under the Plan shall be evidenced by an agreement duly executed on behalf of the Company. Each such agreement shall comply with and be subject to the terms and conditions of the Plan. Any such agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board.

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VI.                                Grants of Options

Options shall be granted to Non-employee Directors as follows:

a.    On the Effective Date (as hereinafter defined) each Non-employee Director then serving on the Board shall be granted an Option to purchase 12,000 Shares (subject to the adjustments provided in Article XII);

b.    Each newly elected Non-employee Director elected to the Board shall be granted an Option to purchase 12,000 Shares (subject to the adjustments provided in Article XII). The Options referred to in this paragraph (b) and paragraph (a) above are collectively referred to herein as the “Initial Grants;” and

c.      On the date of each annual meeting of the stockholders of the Company at which directors are elected, each Non-employee Director reelected to the Board at such meeting shall be granted (an “Annual Grant”) an Option to purchase 10,000 Shares (subject to the adjustments as provided in Article XII).

VII.                           Option Price and Payment

The price per Share under any Option granted hereunder shall be equal to one-hundred percent (100%) of the fair market value of the Shares subject to such Option, on the date the Option is granted.

If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per Share shall be based on such reasonable method  as the Committee may select using actual transactions in such stock on the date next preceding the date upon which the Option is granted, or if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not traded publicly, the fair market value of the Shares shall be determined in good faith by the Board. For purposes of this Plan, the determination by the Board of the fair market value of a Share shall be conclusive.

VIII.                      Limitations on the Right of Exercise

Options granted pursuant to the Plan shall vest and become exercisable the day following the date of grant.

To the extent not exercised, options shall continue to be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

IX.                               Exercise of Options

Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefor made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the Option with respect to the Shares being purchased.

Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the Board, in its discretion, may permit the holder of an Option, to the extent permitted by applicable law, to exercise an Option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps

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or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article VII relating to the fair market value of Shares shall apply in all respects.

Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an Option holder, subject to the requirements of Rule 16b-3 (“Rule 16b-3”), promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Regulation T, federal income tax laws and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby Option shares would be sold on behalf of and at the request of an Option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Option holder wishing to utilize the cashless exercise program.

X.                                                    Nontransferability of Options

An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XI.                               Term of Option

The Option shall terminate on the earliest to occur of the following:

a.    Three months after the date on which the optionee ceases to be a director of the Company (during which period the Option shall be exercisable only to the extent exercisable on the date of termination), unless such director ceases to be a director by reason of death or disability;

b.     One year after the death or disability (as described in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)), if such event occurs while the Optionee is a director of the Company (during which period the Option shall be exercisable only to the extent exercisable on the date of death or disability), and

c.      Ten years after the date on which the Option was granted.

In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

If an Option granted hereunder shall be exercised by the legal representative of a deceased Non-employee Director or former Non-employee Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Non-employee Director or former Non-employee Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

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XII.                          Adjustment of Shares; Effect of Certain Transactions

In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company, the Board shall make any adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the number of Shares and price per Share subject to outstanding Options and such other adjustments as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board as to these matters shall be conclusive.

XIII.                     Change of Control

Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as hereinafter defined) all Options then outstanding shall become immediately exercisable as to all Shares remaining unexercised thereunder. For purposes of this Section, a Change of Control is deemed to occur at the time when either (i) any entity, person or group (other than the Company, any subsidiary of the Company or any savings, pension or other benefit plan for the benefit of the employees of the Company or its subsidiaries) which theretofore beneficially owned less than 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, acquires common stock of the Company in a transaction or series of transactions, not previously approved by the Board, that results in such entity, person or group directly or indirectly owning at least 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, or (ii) the election or appointment, within a twelve (12)-month period, of persons to the Board who are not directors at the beginning of such twelve (12)-month period, whose election or appointment was not approved by a majority of those persons who were board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board.

XIV.                       Withholding Taxes

The Company may require a Non-employee Director exercising an Option to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Non-employee Director upon such terms and conditions as the Board shall prescribe. Notwithstanding the foregoing, the Board, by the adoption of rules or otherwise, may modify the provisions of this Article XIV or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.

XV.                            Purchase for Investment

The Board may require the holder of an Option granted hereunder, upon any exercise thereof, to execute and deliver to the Company, a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder of such holder’s own account, for investment only and not with a view to the resale or distribution thereof.

XVI.                       Issuance of Certificates; Legends; Payment of Expenses

Upon any exercise of an Option, which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the Option has been exercised shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person or persons.

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The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted hereunder and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.

XVII.                  Listing of Shares and Related Matters

If at any time, the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

XVIII.             Amendment of the Plan

The Board may, from time to time, amend the Plan, provided, however, that to the extent required pursuant to Rule 16b-3 no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) modify the provisions of the Plan relating to eligibility, or (iii) materially increase the benefits accruing to participants under the Plan.

XIX.                      Termination or Suspension of the Plan

The Board may, at any time, suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board, shall terminate at the close of business on the Termination Date (as hereinafter defined). An Option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Board to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XX.                           Governing Law

The Plan, such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXI.                      Partial Invalidity

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXII.                 General

A.        Participant’s or Successor’s Rights as Stockholder

Neither the recipient of an Option under the Plan nor the optionee’s successor(s) in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an Option granted to such person until such person becomes a holder of record of such Shares.

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B.                         Limitation as to Directorship

Neither the Plan nor the granting of an Option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an optionee has a right to continue as a director for any period of time or at any particular rate of compensation.

XXIII.            Effective Date

The Plan shall become effective January 18, 1994, (the “Effective Date”); provided, however, that if the Plan is not approved by a vote of stockholders of the Company at an annual meeting or any special meeting or by written consent within twelve (12) months before or after the Effective Date, the Plan and any Options granted thereunder shall terminate. The term of the Plan shall end on July 1, 2014 (the “Termination Date”).

XXIV.              Compliance with Rule 16-b3

It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 and that Plan participants remain disinterested persons (“disinterested persons”) for purposes of administering other employee benefit plans of the Company and having such other plans be exempt from Section 16(b) of the Exchange Act. Therefore, if any Plan provision is later found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify Plan participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

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WAVE SYSTEMS CORP.

PROXY
For the 2007 Annual Meeting of the Stockholders of Wave Systems Corp.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Gerard T. Feeney, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the 2007 Annual Meeting of the Company to be held at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York on May 21, 2007,  commencing at 4:00 p.m., and at any adjournments thereof with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies given by the undersigned with respect to the shares covered hereby.

(Continued and to be signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

2007 Annual Meeting of Stockholders
WAVE SYSTEMS CORP.

May 21, 2007

Please Detach and mail in the Envelope Provided

The Board of Directors recommends a vote FOR the proposal listed below. Please mark your vote with an “X”, as in this example:   ☒

1.             Election of Directors:

☐            FOR all nominees listed: John E. Bagalay, Jr., Nolan Bushnell, George Gilder, John E. McConnaughy, Jr. and Steven Sprague except vote withheld from following nominees listed in space below (if any):

☐   VOTE WITHHELD FOR all nominees

☐   ABSTAIN

2.             To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 6,833,333 to 21,500,000, (ii) increase the number of shares of Class A Common Stock that may be granted to a single individual in a year from 166,667 to 500,000 and (ii) extend the termination date thereof from January 18, 2009 to July 1, 2014:

☐   FOR

☐   AGAINST

☐   ABSTAIN

3.             To ratify the action of the Board of Directors in amending the 1994 Non-Employee Directors Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 333,333 to 1,000,000, (ii) increase amount of the initial and annual option grants to each director thereunder from 4,000 and 3,333, respectively, to 12,000 and 10,000, respectively, and (iii) extend the termination date thereof from January 18, 2009 to July 1, 2014:

☐   FOR

☐   AGAINST

☐   ABSTAIN

4.             In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE   ☐   AND NOTE AT LEFT

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted FOR Proposal 1.

Dated:	, 2007

Signature

NOTE:  This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.